Exhibit 10.30

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

November 2, 2005

Metabasis Therapeutics, Inc.

11119 North Torrey Pines Road

La Jolla, CA 92037

Re:          Exclusive License and Research Collaboration Agreement dated as of December 23, 2003, as amended prior to the date hereof (as so amended, the “Collaboration Agreement”) between Merck & Co., Inc. (“Merck”) and Metabasis Therapeutics, Inc. (“Metabasis”)

Ladies and Gentlemen:

This Letter (this “Letter”) will confirm the understanding of Merck and Metabasis regarding certain matters relating to the Collaboration Agreement and is intended to be legally binding on both parties. Capitalized terms used but not otherwise defined in this Letter shall have the meanings provided in the Collaboration Agreement. Pursuant to this Letter the Parties hereby agree to amend the Agreement as follows:

1.       The definition of “Merck HCV Compound” set forth in Section 1.35 of the Agreement, is hereby amended and restated in its entirety as follows: ““Merck HCV Compound” shall mean (a) any of the [***] specifically listed under [***] on Part A of Schedule I to the Research Plan; (b) any of the Designated Compounds; and/or (c) any [***] and/or any [***] (in each case provided that such [***] HepDirect Technology or [***] Technology), [***] and/or [***] of the [***] Part A of Schedule I.”

2.       The definition of “Collaboration Compound” set forth in Section 1.5 of the Agreement is hereby amended and restated in its entirety: ““Collaboration Compound” shall mean a chemical entity that is synthesized solely by a Party or jointly by the Parties prior to or in the course of the Research Program, or prior to the [***] of the expiration or termination of the Research Program Term, that is (a) any [***] that [***] incorporates HepDirect Technology; (b) any [***] that [***] incorporates HepDirect Technology; (c) any [***] that does not [***] incorporate HepDirect Technology; and/or (d) any [***] of the [***] Part A of Schedule I, whether or not they incorporate HepDirect Technology or [***] Technology.”

3.       Schedule I Part A to the Research Plan is hereby amended to list Merck HCV Compound [***] having the following structural formula:

***Confidential Treatment Requested

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4.       The Research Plan has been modified and is fully set forth in its entirety in its current form in Exhibit A to this Letter; provided that Schedules II, III, IV and V to the Research Plan shall remain in the forms in effect immediately prior to the effective date of this Letter Agreement;

5.       Metabasis acknowledges and agrees that Merck’s representation and warranty under Section 6.2(c) of the Agreement extends only to “Merck HCV Compounds” as defined in the Agreement as it existed on the Effective Date;

6.       This Letter shall become effective as of the date first written above. Except as amended by this Letter, together with the Schedules and Exhibits attached hereto, the terms and conditions of the Collaboration Agreement shall remain in full force and effect in all other respects, unless further amended by written agreement in accordance with Section 11.7 of the Collaboration Agreement. On and after the effectiveness of this Letter, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Collaboration Agreement shall mean and be a reference to the Collaboration Agreement as amended by this Letter. The Parties hereby further agree that the terms and conditions set forth in Article 11 of the Collaboration Agreement, including without limitation the Assignment and Change of Control provisions of Section 11.2, the Applicable Law provisions of Section 11.5 and the Dispute Resolution provisions of Section 11.6, shall apply to this Letter as if fully set forth herein; and

7.       This Letter may be executed (including, without limitation, by facsimile signature) in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

***Confidential Treatment Requested

If the foregoing is acceptable to you, please sign this Letter in the space provided below and return it to me.

Sincerely,

MERCK & CO., INC.

By:	/s/ Mervyn J. Turner
Name:	M.J. Turner, Ph.D.
Title:	Senior Vice President
Worldwide Licensing and External
Research

Agreed to and accepted as of the date first set forth above:

METABASIS THERAPEUTICS, INC.

By:	/s/ Ed Baracchini
Name:	Ed Baracchini, Ph.D., MBA
Title:	Vice President, Business Development

EXHIBIT A

Amended Research Plan

The Research Plan may be revised to [***] subject to mutual agreement by the Parties and subject to availability of FTEs within the Research Program as described in the Agreement.

During the [***] of the Research Program [***]. In summary, over [***] One of the most interesting [***] which was found to be [***]. When the compound [***] at the same time [***]. Thus the [***]. A series[***] was prepared and tested for [***] was observed. [***] suggesting a [***].

[***]. Interestingly, the [***]. On the basis of [***]. As an additional control [***]

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After [***] was added to the Research Program Metabasis [***] of them [***] to the [***].

Merck assessed [***] that in [***]. In September of 2005, Merck [***] and determined that the [***]. As a result, [***].

[***]

During the [***] the following are the high priority objectives for the collaboration:

•                  Metabasis will prepare [***].

•                  Metabasis will prepare [***] and [***] and determine [***].

•                  Assuming [***] Merck will initiate [***].

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***Confidential Treatment Requested